EXHIBIT 24.1

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of Weststar Financial Services Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints G. Gordon Greenwood and Randall C. Hall, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of common stock of Weststar Financial Services Corporation, $1.00 par value per share, to be issued in connection with the exchange of shares pursuant to the Agreement and Plan of Reorganization and Share Exchange between The Bank of Asheville and Weststar Financial Services dated February 9, 2000, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statement, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Weststar Financial Services Corporation and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Weststar Financial Services Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Weststar Financial Services Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

          IN WITNESS WHEREOF, Weststar Financial Services Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                  (Registrant)


                                    By:
                                         --------------------------------------
                                         G. Gordon Greenwood, President and CEO


Dated: __________, 2000

SIGNATURE                                  CAPACITY
---------                                  --------

_______________________________________    President and Chief Executive
G. Gordon Greenwood                        Officer

_______________________________________    Executive Vice President, Secretary,
Randall C. Hall                            Treasurer and Chief Financial Officer

_______________________________________    Director
William E. Anderson.

_______________________________________    Chairman of its Board of Directors
Max O. Cogburn, Sr.

_______________________________________    Director
M. David Cogburn, Jr.

_______________________________________    Director
Darryl J. Hart

_______________________________________    Director
Carol L. King

_______________________________________    Director
Stephen L. Pignatiello

_______________________________________    Director
Kent W. Salisbury

_______________________________________    Director
Laura A. Webb

_______________________________________    Director
David N. Wilcox